As filed with the Securities and Exchange Commission on January 16, 2009
                                            1933 Act Registration No. 002-26342
                                            1940 Act Registration No. 811-01434
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /

                      POST-EFFECTIVE AMENDMENT NO. 61 /X/

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /

                              AMENDMENT NO. 55 /X/

                    Lincoln National Variable Annuity Fund A
                           (Exact Name of Registrant)

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           1300 South Clinton Street
                              Post Office Box 1110
                           Fort Wayne, Indiana 46801
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (260) 455-2000

                           Dennis L. Schoff, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                              Fort Wayne, IN 46801
                    (Name and Address of Agent for Service)

                                    Copy to:

                           Colleen E. Tonn, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                             Fort Wayne, IN 46801

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to paragraph (b) of Rule 485 / / on ___________, pursuant to paragraph (b) of Rule 485
/x/ 60 days after filing pursuant to paragraph (a)(1) of Rule 485 / / on _____________, pursuant to paragraph (a)(1) of Rule 485

                     Title of Securities being registered:
           Interests in a separate account under Individual flexible
                 payment deferred variable annuity contracts.

Lincoln National Variable Annuity Fund A
Individual Variable Annuity Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46801-2340
www.LincolnFinancial.com
1-800-454-6265

This prospectus describes the individual variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life). This prospectus is primarily for use with certain nonqualified plans and qualified retirement plans. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If the contractowner or annuitant dies before the annuity commencement date, we will pay the beneficiary a death benefit.

Additional purchase payments may be made to periodic payment contracts and must be at least $25 per payment, and total $600 annually.

The contractowner chooses whether the contract value accumulates on a variable or a fixed (guaranteed) basis or both. If the contractowner puts purchase payments into the fixed account, we guarantee the principal and a minimum interest rate. We limit withdrawals and transfers from the fixed side of the contract.

All purchase payments for benefits on a variable basis will be placed in Lincoln National Variable Annuity Fund A (variable annuity account (VAA)). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the contract value and the retirement income derived from purchase payments into the contract's variable option. If the subaccount makes money, your contract value goes up; if the subaccount loses money, it goes down. How much it goes up or down depends on the performance of the fund. We do not guarantee how the variable option or its fund will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available fund is: LVIP Delaware Growth and Income Fund (Fund), a series of the Lincoln Variable Insurance Products Trust.

This prospectus gives you information about the contracts that you should know before deciding to buy a contract and make purchase payments. You should also review the prospectus for the fund that accompanies this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, IN 46801 or call 1-800-454-6265. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.




_________, 2009

Table of Contents


Item                                                        Page
Special Terms                                                3
Expense Tables                                               4
Summary of Common Questions                                  4
Condensed Financial Information                              5
The Lincoln National Life Insurance Company                  6
Fixed Side of the Contract                                   6
Variable Annuity Account (VAA)                               7
Charges and Other Deductions                                 9
The Contracts                                               10
 Transfers On or Before the Annuity Commencement Date       11
 Death Benefit Before the Annuity Commencement Date         12
 Surrenders and Withdrawals                                 13
 Annuity Payouts                                            15
Federal Tax Matters                                         17
Additional Information                                      21
 Voting Rights                                              21
 Distribution of the Contracts                              22
 Other Information                                          23
 Legal Proceedings                                          23
Contents of the Statement of Additional Information (SAI)
for Lincoln National Variable Annuity Fund A                24

Special Terms
In this prospectus, the following terms have the indicated meanings:

Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.

Annuitant - The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of annuity benefits under the annuity payout option you select.

Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity Payouts.

Beneficiary - The person or entity designated by the contractowner to receive any death benefit paid if the contractowner or annuitant dies before the annuity commencement date.

Contractowner (you, your, owner) - The annuitant or other designated person, except in cases where a contract is issued to a trustee of a trust or a custodian, (1) of a qualified pension or profit sharing plan or (2) of an Individual Retirement Annuity (under Sections 401 (a) and 408 of the Internal Revenue Code, or "tax code"), or (3) where a contract is issued in connection with a deferred compensation plan (under Section 457 of the tax code). In these cases, the contractowner is the trustee or custodian.

Contract value - At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract.

Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit-Before the annuity commencement date, the amount payable to a designated beneficiary if the contractowner or annuitant dies.

Lincoln Life (we, us, our) - The Lincoln National Life Insurance Company.

Participant - The individual participating in the qualified pension or profit-sharing plan, deferred compensation plan, tax deferred annuity, or tax sheltered annuity.

Purchase payments - Amounts paid into the contract.

Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.

Contractowner Transaction Expenses:



                                                                                            Single Premium     Periodic Premium
o   Sales load on purchase payments (as a percentage of purchase payments, as applicable)   2%+$50*                  4.25%
o   Administrative expenses (as a percentage of purchase payments, as applicable)           $   65*                  1.00%
o   Minimum death benefit rider (if elected)** (as a percentage of purchase payments)            .75%                .75%

We may waive or reduce these charges in certain situations. See Charges and Other Deductions.

*This charge is deducted at the time of purchase of the contract and is a one-time charge.

** The minimum death benefit rider is no longer available for sale.



Separate Account Annual Expenses (as a percentage of average net assets):




  o   Mortality and expense risk charge      1.002%*

* Lincoln Life has contractually agreed to waive a portion of the mortality and expense risk charge to the extent that the total mortality and expense risk charge plus Total Expenses for the LVIP Delaware Growth and Income Fund do not exceed 1.325%.


The following table shows the expenses charged by the fund for the year ended
   December 31, 2007:


(as a percentage of each fund's average net assets):

                                                                                                                      Total
                                                        Management                      Other                       Expenses
                                                           Fees        12b-1 Fees      Expenses                      (before
                                                         (before        (before        (before                         any
                                                           any            any            any          Acquired      waivers/
                                                         waivers/       waivers/       waivers/         Fund        reimburse
                                                        reimburse-     reimburse-     reimburse-      Fees and         e-
                                                          ments)   +     ments)   +     ments)   +    Expenses  =    ments)
LVIP Delaware Growth and Income Fund (Standard Class)   0.33   %       0.00   %       0.07   %       0.00   %       0.40   %

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.



EXAMPLES

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The examples assume that you invest $1,000 in the contract for the time period indicated, and that your investment has a 5% annual return on assets. The examples also assume that the minimum death benefit is in effect. Without this benefit, expenses would be lower.



                      1 year   3 years   5 years   10 years
                     -------- --------- --------- ---------
      Single Premium   $154      $179      $205      $279
    Periodic Premium   $ 73      $ 99      $128      $210

For more information - See Charges and Other Deductions in this prospectus. Premium taxes may also apply, although they do not appear in the Examples. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.



Summary of Common Questions
What kind of contract is this? It is an individual variable annuity contract between the contractowner and Lincoln Life, and is one of two types: an immediate annuity or a deferred annuity. Immediate annuities may only be purchased with a single payment; deferred annuities may be purchased with a single payment or periodic payments. It may provide for a fixed annuity and/or a variable annuity. This prospectus describes the variable side of the contract. See The Contracts. This prospectus provides a general description of the contract. The contracts are no longer being sold to new contractowners. Certain benefits, features, and charges may vary in certain states. You should refer to your contract for any state-specific provisions.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What is my investment choice? The VAA applies your purchase payments to buy shares in the fund. In turn, the fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Fund.

Who invests the money? The investment adviser for the fund is Lincoln Investment Advisors Corporation. The sub-adviser for the fund is Delaware Management Company (DMC). See Investments of the Variable Annuity Account - Description of the Fund.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The Contracts.

What charges are there under the contract? We deduct sales load from each purchase payment (2% +$50 from a single payment, 4.25% from each periodic payment), along with an administrative expense ($65 from a single payment, 1.00% from each periodic premium); and if the contractowner elects the minimum death benefit, an additional charge of 0.75% from each purchase payment. We may reduce or waive these charges in certain situations. See Charges and Other Deductions.

We also will deduct any applicable premium tax from purchase payments.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The fund's investment management fee, expenses and expense limitations, if applicable, are more fully described in the prospectus for the fund.

For information about the compensation we pay for sales of contracts, see Distribution of the Contracts.

What purchase payments must be made, and how often? Subject to the minimum payment amounts, the payments are completely flexible. See The Contracts - Periodic Purchase Payments.

How will my annuity payouts be calculated? If a contractowner decides to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the fund's portfolios.

What happens if the contractowner or annuitant dies before annuitization? If the contractowner elects the minimum death benefit, and the annuitant is age 64 or younger at the time of death, the beneficiary will receive the greater of purchase payments (less Rider Premiums and withdrawals) or contract value. If the contractowner does not elect the minimum death benefit or the annuitant is 65 or older at the time of death, the beneficiary will receive the contract value. The beneficiary has options as to how the death benefit is paid. See Death Benefit Before the Annuity Commencement Date.

May contract value be transfered between the variable and the fixed side of the contract? Yes, with certain limits. See - The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service
(IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.



Condensed Financial Information
(For an accumulation unit outstanding throughout the year)

Accumulation Unit Values

The following information relating to accumulation unit values and number of accumulation units for the fund in the period ending December 31. It should be read along with the VAA's financial statements and notes which are included in the SAI.

                                                    2007        2006         2005         2004
                                                ----------- ------------ ------------ ------------
Investment Income..............................  $    .388    $   .354     $   .338     $   .343
Expenses.......................................       .297        .257         .239         .218
                                                 ---------    --------     --------     --------
Net investment income (loss)...................       .091        .097         .099         .125
Net realized and unrealized gain (loss) on
 investments...................................      1.016       2.022         .732        1.642
                                                 ---------    --------     --------     --------
Net increase (decrease) in
 accumulation unit value.......................      1.107       2.119         .831        1.767
Accumulation unit value at
 beginning of period...........................     21.262      19.143       18.312       16.545
                                                 ---------    --------     --------     --------
ACCUMULATION UNIT VALUE AT
 END OF PERIOD.................................     22.369    $ 21.262     $ 19.143     $ 18.312
                                                 ---------    --------     --------     --------
                        RATIOS
Ratio of expenses to average net assets........       1.32%       1.28%        1.28%        1.28%
Ratio of net investment income (loss) to
 average net assets............................        .43%        .48%         .53%         .73%
Portfolio turnover rate........................      29.16%      28.83%       20.40%       38.72%
Number of accumulation units
 outstanding at end of year
 (expresed in thousands).......................      2,912       3,330        3,689        4,103



                                                    2003         2002        2001        2000        1999         1998
                                                ------------ ----------- ----------- ----------- ------------ ------------
Investment Income..............................   $   .245    $   .253    $   .249     $  .265     $   .283     $   .301
Expenses.......................................       .184        .191        .228        .275         .256         .217
                                                  --------    --------    --------     -------     --------     --------
Net investment income (loss)...................       .061        .062        .021       (.010)        0.27         .084
Net realized and unrealized gain (loss) on
 investments...................................      3.612      (4.238)     (2.354)     (2.454)       3.106        3.028
                                                  --------    --------    --------     -------     --------     --------
Net increase (decrease) in
 accumulation unit value.......................      3.673      (4.176)     (2.333)     (2.464)       3.133        3.112
Accumulation unit value at
 beginning of period...........................     12.872      17.048      19.381      21.845       18.712       15.600
                                                  --------    --------    --------     -------     --------     --------
ACCUMULATION UNIT VALUE AT
 END OF PERIOD.................................   $ 16.545    $ 12.872    $ 17.048     $19.381     $ 21.845     $ 18.712
                                                  --------    --------    --------     -------     --------     --------
                        RATIOS
Ratio of expenses to average net assets........       1.27%       1.28%       1.28%       1.28%        1.28%        1.28%
Ratio of net investment income (loss) to
 average net assets............................        .42%        .41%        .12%       (.05)%        .14%         .49%
Portfolio turnover rate........................      77.30%      60.26%      78.03%      66.67%       21.46%       31.10%
Number of accumulation units
 outstanding at end of year
 (expresed in thousands).......................      4,466       4,747       5,305       5,787        6,366        7,176

Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in the changes in unit value. Performance is based on past performance and does not indicate or represent future performance.



The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Guarantees provided within death benefit options and Living Benefit riders are backed by the claims-paying ability of Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.



Fixed Side of the Contract
The value of net purchase payments (gross purchase payments minus sales and administrative expenses) allocated to the fixed side of the contract becomes part of our general account, and does not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 (1933 Act) and have not registered the general account as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

Net Purchase Payments allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3.5%. A net purchase payment allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all data is complete. Lincoln Life may vary the way in which it credits interest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF 3.5% WILL BE DECLARED IN ADVANCE AT LINCOLN LIFE'S SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.5% WILL BE DECLARED.



Variable Annuity Account (VAA)
On September 16, 1966, we established the VAA as a insurance company separate account under Indiana Law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. The obligations arising under the contract are obligations of Lincoln Life. The VAA satisfies the definition of separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the fund. The contractowner assumes the full investment risk for all amounts placed in the VAA.

The fund is used to support annuity contracts offered by Lincoln Life other than the contracts described in this prospectus. The other annuity contracts may have different charges that could affect performance, and they offer different benefits.

On April 30, 2009, a reorganization occurred whereby the assets and liabilities of the VAA (other than insurance contract obligations) were transferred to the LVIP Delaware Growth and Income Fund, a series of Lincoln Variable Insurance Products Trust, in exchange for Standard Class shares of the LVIP Delaware Growth and Income Fund. In addition, the VAA was restructured as a unit investment trust under the 1950 Act.



Financial Statements
The financial statements of the VAA and the consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-454-6265.



Investments of the Variable Annuity Account
Your purchase payments will be allocated to the Standard Class of the fund. You may change your allocation without penalty or charges. Shares of the fund will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The fund is required to redeem fund shares at net asset value upon our request.


Investment Adviser and Sub-Adviser

Lincoln Investment Advisors Corporation (LIA) is the investment adviser for the fund. LIA is registered under the Investment Advisers Act of 1940. As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of the fund, as defined in the prospectus for the fund.

A sub-advisory agreement is in effect between LIA and Delaware Management Company (DMC), a series of Delaware Management Business Trust (DMBT), 2005 Market Street, Philadelphia, PA 19103, a Delaware statutory trust that is registered with the SEC as an investment adviser. DMBT is a wholly owned indirect subsidiary of Delaware Management Company, Inc. and ultimately of Lincoln National Corporation. Under the sub-advisory agreement, DMC may perform substantially all of the investment advisory services required by the fund. However, LIA remains primarily responsible for investment decisions affecting the fund, and no additional compensation from the assets of the fund is assessed as a result of this agreement.


Certain Payments We Receive with Regard to the Fund

With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the Contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.46%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

Description of the Fund

The subaccount of the VAA is invested solely in shares of the fund. The fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of the fund.

The fund offered as part of this contract may have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the fund, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of the fund will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Following is a brief summary of the fund description. More detailed information may be obtained from the current prospectus for the fund. You should read the fund prospectus carefully before investing. Please be advised that there is no assurance that the fund will achieve its stated objective.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.

  o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company.)


Fund Shares

We will purchase shares of the fund at net asset value and direct them to the appropriate subaccount of the VAA. We will redeem sufficient shares of the fund to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. Redeemed shares are retired, but they may be reissued later.

Shares of the fund are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The fund currently engages in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. The fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The fund does not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the fund are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute the fund for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion.

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for paying the benefits under the contracts.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations; and
 o providing toll-free inquiry services.

The benefits we provide include:
 o death benefits;
 o annuity payout benefits and
 o cash surrender value benefits.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that death benefits paid under the minimum death benefit option (see below) will exceed the actual contract value;
 o the risk that more owners than expected will qualify for reduced sales or administrative charges; and
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the sales expense charge may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the VAA. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from Purchase Payments

Under periodic payment contracts, we deduct 4.25% for sales expenses and 1% for administrative expenses from each purchase payment when it is received. Under single payment contracts, we deduct 2% plus $50 from the single purchase payment for sales expense and $65 for administrative expenses. Deductions for sales and administrative expenses made from purchase payments applied to the fixed side of the contract are the same as those made from purchase payments applied to the VAA.

If the contractowner elected the minimum death benefit, we make an additional deduction of .75% from each purchase payment. We expect to make a profit from the sale of this death benefit. This death benefit is no longer available for purchase.

We will deduct from purchase payments any premium tax or other tax levied by any governmental entity with regard to the contracts of the Fund. The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of the contractowner's state of residence. The tax ranges from 0% to 3.5%.


Deductions from the VAA

We apply to the daily net asset value of the subaccount a charge which is equal to an annual rate of:


Fund A Annual Expenses (as a percentage of average net assets):



  o   Mortality and expense risk charge      1.002%*

* Lincoln Life has contractually agreed to waive a portion of the mortality and expense risk charge to the extent that the total mortality and expense risk charge plus Total Expenses for the LVIP Delaware Growth and Income Fund do not exceed 1.325%.


Other Charges and Deductions

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment if applicable. See Fixed Side of the Contract.

The mortality and expense risk and administrative charge of 1.002% of contract value will be assessed on all variable annuity payouts, including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.

There are additional deductions from and expenses paid out of the assets of the underlying fund that are more fully described in the prospectus for the fund. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the fund.


Additional Information

The sales and administrative charges described previously may be reduced or eliminated for any particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures;
 o the performance of administrative or sales functions by the employer;
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees; or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of sales and administrative charges applicable to a particular contract will be stated in that contract.

In accordance with the terms of the periodic payment contract, on each anniversary after the second anniversary, the terms of the contract, including the charges, may be modified. The contractowner will receive at least 90 days written notice of a modification to the contract, and no modification will affect any contract which has been annuitized prior to the effective date of the modification.



The Contracts

Purchase of Contracts
We no longer offer contracts for sale. However, existing contractowners can make purchase payments of at least $25 under the periodic contracts. The total of periodic purchase payments made in a single year must be at least $600.


Periodic Purchase Payments

Periodic purchase payments are payable to us at a frequency and in an amount the contractowner selected in the application. If the contractowner stops making purchase payments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by the contractowner's state's non-forfeiture law for individual deferred annuities. Payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, maturity date or the death of the contractowner (or joint owner, if applicable), whichever comes first. If you submit a purchase payment to your agent, we will not begin processing the purchase payment until we receive it from our agent's broker-dealer.


Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Purchase Payments

Purchase payments are placed into the VAA's subaccounts or into the fixed account, according to the contractowner's instructions. Purchase payments allocated to the Fund are converted into accumulation units and are credited to the account of each contractowner. The number of accumulation units credited is determined by dividing the net purchase payment by the value of an accumulation unit on the valuation date on which the purchase payment is received at our home office if received before 4:00 p.m.,

New York time. If the purchase payment is received at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. The number of accumulation units determined in this way is not changed by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the Fund performs, but also upon the expenses of the VAA and the Fund.


Valuation of Accumulation Units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for the subaccount was established on March 1, 1967, at $1. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the fund, fund expenses, and the deduction of certain contract charges. We determine the value of an accumulation unit on the last day of any following valuation period as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on the subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period.


Transfers On or Before the Annuity Commencement Date

The contractowner may transfer all or any part of the contract value from the fund to the fixed side of the contract.

The contractowner may also transfer all or any part of the contract value from the fixed side of the contract to the fund subject to the following restrictions:

(1) the sum of the percentages of fixed value transferred is limited to 25% of the value of the fixed side in any 12-month period; and

(2) the minimum amount which can be transferred is $300 or the amount in the fixed account.


Market Timing

Frequent, large, or short-term transfers among subaccount and the fixed account, such as those associated with "market timing" transactions, can affect the fund and its investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the fund. As an effort to protect our contractowners and the fund from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccount and the fixed account that may affect other contractowners or fund shareholders.

In addition, the fund may have adopted its own policies and procedures with respect to frequent purchases and redemptions of its respective shares. The prospectus for the fund describes any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the fund. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the fund generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the fund's ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the fund (and thus our contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the fund. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the fund might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the contract year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

The contractowner may transfer all or a portion of the investment in the VAA to the fixed side of the contract. Those transfers will be limited to three times per contract year. Currently, there is no charge for these transfers, but we reserve the right to impose a charge. However, after the annuity commencement date, no transfers are allowed from the fixed side of the contract to the variable side of the contract.


Death Benefit Before the Annuity Commencement Date

If the contractowner (or a joint owner) or annuitant dies prior to the annuity commencement date, a death benefit is payable.

You should consider the following provisions carefully when designating the beneficiary, annuitant, and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit paid upon a contractowner's or annuitant's death.

The contractowner may designate a beneficiary during the life of the annuitant and change the beneficiary by filing a written request with our home office. Each change of the beneficiary revokes any previous designation. We reserve the right to request that the contract for endorsement of a change of beneficiary be sent to us.

Qualified Contracts. If the annuitant dies before the annuity commencement date, we will pay the beneficiary a death benefit equal to the contract value, or, if greater and you have elected it, the minimum death benefit. The minimum death benefit is equal to the total purchase payments applied minus any withdrawals, partial annuitizations, premium taxes incurred and rider premiums.


Nonqualified Contracts. Prior to the annuity commencement date, a death benefit equal to the contract value will be paid upon the death of the contractowner or annuitant.

If the contractowner or annuitant of a nonqualified contract dies before the annuity commencement date, then, in compliance with the tax code, the death benefit will be paid as follows:

1. Upon the death of a nonannuitant contractowner, the death benefit shall be paid to any surviving joint or contingent owner(s). If no joint or contingent owner has been named, then the death benefit shall be paid to the annuitant named in the contract; and

2. Upon the death of a contractowner, who is also the annuitant, the death will be treated as death of the annuitant and the provisions of the contract regarding death of annuitant will control, and the death benefit will be paid to the beneficiary. If the beneficiary is the surviving spouse of the contractowner, the surviving spouse may elect to continue the contract in his or her name as the new contractowner, and the contract will continue as though no death benefit had been payable.


General Information

The value of the death benefit will be determined as of the date on which the death claim is approved for payment. This payment will occur upon receipt of:

(1) proof, satisfactory to us, of the death;

(2) written authorization for payment; and

(3) our receipt of all required claim forms, fully completed.

If the death benefit becomes payable upon the death of the annuitant, the beneficiary may elect to receive payment either in the form of a lump sum settlement or an annuity payout. Federal tax law requires that an annuity election be made no later than 60 days after we receive satisfactory notice of death as discussed previously. If an election has not been made by the end of the 60 day period, a lump sum settlement will be made to the beneficiary at that time.

If a lump sum settlement is requested, the proceeds will be mailed within seven days of receipt of satisfactory claim documentation as discussed previously, subject to the laws and regulations governing payment of death benefits. This payment may be postponed as permitted by the 1940 Act.

Payment will be made in accordance with applicable laws and regulations governing payment of death benefits. Notwithstanding any provision to the contrary, the payment of death benefits provided under the contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time.

The tax code requires that any distribution be paid within five years of the death of the contractowner unless the beneficiary begins receiving, within one year of the contractowner's death, the distribution in the form of a life annuity or an annuity for a designated period not exceeding the beneficiary's life expectancy.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of the beneficiary:

1. If any beneficiary dies before the annuitant, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests (There are no restrictions on the beneficiary's use of the proceeds.); and/or

2. If no beneficiary survives the annuitant, the proceeds will be paid to the contractowner, or to the contractowner's estate, as applicable.


Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. A contingent owner may not exercise ownership rights in this contract while the contractowner is living.


Surrenders and Withdrawals

Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of a portion of the contract value upon your written request, subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend on the annuity payout option selected.

The amount available upon surrender/withdrawal is the contract value at the end of the valuation period during which the written request for surrender/withdrawal is received at the home office. If we receive a surrender or withdrawal request at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the home office. The payment may be postponed as permitted by the 1940 Act.

The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters.

Participants in the Texas Optional Retirement Program should refer to the Restrictions Under the Texas Optional Retirement Program, later in this prospectus.

We may terminate the contract if the frequency of purchase payments or the contract value falls below the contractowner's state's minimum standards.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the fund cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

Payment of proceeds from the fixed account may be delayed for up to six months.


Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our home office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the home office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).


Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.

As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Non-qualified contracts may not be collaterally assigned. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.


Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. Contracts, endorsements and riders may vary as required by state law. This prospectus provides a general description of the contract. Questions about your contract should be directed to us at 1-800-454-6265.

Annuity Payouts

When you applied for a contract, you could select any annuity commencement date permitted by law. (Please note the following exception: Contracts issued under qualified employee pension and profit-sharing trusts [described in Section 401(a) and tax exempt under Section 501(a) of the tax code] and qualified annuity plans [described in Section 403(a) of the tax code], including H.R. 10 trusts and plans covering self-employed individuals and their employees, provide for annuity payouts to start at the date and under the option specified in the plan.)

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. The amount of each annuity payout will depend upon the frequency of payout you select. For example, if you select frequent payments (e.g., monthly), the amount of each payout will be lower than if you choose a less frequent payout (e.g., annual installments). Also, the amount of each annuity payout will depend upon the duration of payout you select. For example, if you choose the Life Annuity option, the amount of each payout likely will be higher than if you choose the Joint Life Annuity since the Life Annuity assumes a shorter period of time than the Joint Life Annuity. Following are explanations of the annuity options available.


Annuity Options

Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a guaranteed period, usually 10 or 20 years. However, under contracts issued in connection with Section 403(b) plans, this option is not available if the sum of the number of years over which monthly payouts would be made and the age of the annuitant on the first scheduled payment date is greater than 95.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10, 15 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, divided by
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the home office. (Not available as a fixed payout.)

Payouts Guaranteed for Designated Amount. This option offers equal annual, semi-annual, quarterly or monthly payouts of a designated amount (not less than $50 per year per $1,000 of original proceeds left with us) until the proceeds are exhausted. The minimum amount withdrawable under this option is not necessarily the recommended amount. This option is not available under contracts issues in connection with Section 403(b) plans. (Not available as a fixed payout.)

Interest income. Under this option, the proceeds may be left on deposit with us, subject to withdrawal upon demand, and interest will be paid annually, semi-annually, quarterly or monthly as the contractowner elects. We guarantee an interest rate of 3% per year. This option is not available under contracts issued in connection with Section 403(b) plans. (Not available as a variable payout.)

Annuity Settlement. This option offers payouts in the form provided by any single payment immediate annuity contract issued by us on the date the proceeds become payable. However, the amount of the first payment shall be 103% of the first payment which such proceeds would otherwise provide under such annuity contract on the basis of the Company's rates in effect on such date. In calculating the first payment under the single payment immediate annuity contract selected under this option, we assume that a deduction for sales and administrative expenses has been made from the amount applied.

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

If any payee dies after an annuity payout becomes operative, then we will pay the following to the payee's estate (unless otherwise specified in the election option):
 o the present value of unpaid payments under the payouts guaranteed for designated period or life annuity with payouts guaranteed for designated period;
 o the amount payable at the death of the payee under the unit refund life annuity; or
 o the proceeds remaining with Lincoln Life under the payouts guaranteed for designated amount or interest income, if available.

If the annuity settlement has been selected and becomes operative, when the last payee dies, we will pay the remainder of the contract in a single sum to the last payee's estate (unless otherwise specified in the election option).

Present values will be based on the Assumed Investment Rate [See Assumed Investment Rate (AIR)] used in determining annuity payments. The mortality and expense risk charge and the charge for administrative services will be assessed on all annuity options, including those that do not have a life contingency and thus no mortality risks.

General Information

None of the options listed above currently provides withdrawal features, permitting the contractowner to withdraw commuted values as a lump sum payment. Other options, with or without withdrawal features, may be made available by us. Options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401 (a)(9) of the tax code, if applicable.

The annuity commencement date must be at least one year from the effective date of the contract but before the annuitant's 85th birthday. You may change the annuity commencement date up to 30 days before the scheduled annuity commencement date, upon written notice to the home office. You must give us at least 30 days notice before the date on which you want payouts to begin. If proceeds become available to a beneficiary in a lump sum, the beneficiary may choose any annuity payout option.

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to the beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.

Once you begin to receive annuity payouts, you cannot change the payout option, payout amount, or payout period. You may transfer from the VAA to the fixed side of the contract three times per contract year, but you may not transfer from the fixed side of the contract to the VAA after the annuity commencement date.


Assumed Investment Rate (AIR)

The contractowner may elect an AIR of 3.5%, 4.5% or 5%, as state law or regulations permit. These AIRs are used to determine the required level of employer contributions in connection with certain pension plans. They do not reflect how the value of the Fund's investments has grown or will grow.

The contractowner's choice of AIR affects the pattern of annuity payments. A higher AIR will produce a higher initial payment but a more slowly rising series of subsequent payments (or a more rapidly falling series of subsequent payments) than a lower AIR.


The following table shows the annuity unit values at each year end for the different AIRs:



                      Assumed Investment Rate
Annuity Unit Values        December 31
--------------------- ----------------------
                        3.5%    4.5%    5%
                      ------- ------- ------
  1998............... 6.353   4.699   4.045
  1999............... 7.167   5.250   4.500
  2000............... 6.144   4.458   3.801
  2001............... 5.221   3.751   3.184
  2002............... 3.808   2.710   2.289
  2003............... 4.730   3.334   2.803
  2004............... 5.057   3.531   2.954
  2005............... 5.108   3.532   2.941
  2006............... 5.483   3.755   3.111
  2007............... 5.572   3.779   3.117

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

Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The contract value on the annuity commencement date, less applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

We may use sex distinct tables in contracts that are not associated with employer sponsored plans.

When calculating the first payment under a single payment immediate annuity contract, assume that a deduction for sales and administrative expenses (which currently amounts to 2% plus $115 for single payment variable annuity contracts) has been made from the amount applied under this provision.

Immediate Annuity Contracts. For immediate annuities, the number of annuity units purchased is specified in the contract. We determine the number of annuity units by:

(a) multiplying the net single payment (after deductions) by the applicable annuity factor from the annuity table that we are then using for immediate variable annuity contracts, and then

(b) dividing by the value of the annuity unit based on the net investment factor calculated on the valuation date of the day or the day after the contract was issued.

This number of annuity units does not change during the annuity period, and we determine the dollar amount of the annuity payment by multiplying the number of annuity units by the then value of an annuity unit.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.

Tax Deferral On Earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.

Contracts Not Owned By An Individual

If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:

 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the annuity payout period;
 o Contracts acquired by an estate of a decendent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.

Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.

Loss Of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.

Age At Which Annuity Payouts Begin

Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.

Tax Treatment Of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.

Taxation Of Withdrawals And Surrenders

You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal.

Taxation Of Regular Income Payments

The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible.

Taxation Of Death Benefits

We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

Death prior to the annuity commencement date:
 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

Death after the annuity commencement date:
 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.
 o If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.

Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts

The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the tax law),
 o you receive from an immediate annuity,
 o a beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).

Special Rules If You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.

Loans and Assignments

Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.

Gifting A Contract

If you transfer ownership of your contract, other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.

Charges for Additional Benefits

Your contract automatically includes a basic death benefit and may include other optional riders. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit charge and charges for other optional riders, if any, as a contract withdrawal.


Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of Qualified Contracts and Terms of Contracts

Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs

 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.


Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.

Federal Penalty Taxes Payable on Distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Plan Act permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the Separate Account are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Distribution of the Contracts

Lincoln Financial Distributors ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors ("LFA"), also an affiliate of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us. While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The following paragraphs describe how payments are made by us and The Principal Underwriter to various parties,

Compensation Paid to LFA. The maximum commission the Principal Underwriter pays to LFA is 5.10% of purchase payments, plus up to 0.25% quarterly based on contract value. LFA may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFA is 5.10% of annuitized value/or ongoing annual compensation of up to 1.00 of annuity value or statutory reserves.

Lincoln Life also pays for the operating and other expenses of LFA, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives a portion of the commissions received for their sales of contracts. LFA sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, LFA sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFA sales representatives and/or their managers qualify for such benefits. LFA sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriters pays to Selling Firms, other than LFA, is 2.50% of purchase payments, plus up to 0.30% quarterly based on contract value. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.15% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for:
(1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2007 is contained in the Statement of Additional Information (SAI).

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to contract owners or the Fund. All compensation is paid from our resources, which include fees and charges imposed on your contract.


State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.


Restrictions Under the Texas Optional Retirement Program

Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon:
 o Termination of employment in all institutions of higher education as defined in Texas law;
 o Retirement; or
 o Death.

Accordingly, a participant in the ORP will be required to obtain a certificate of termination from their employer before accounts can be redeemed.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. Certain records and accounts of the Fund may also be maintained by the Fund's subadviser and custodian. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the home office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.


Other Information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln Life and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.


Legal Proceedings

In the ordinary course of its business, Lincoln Life, the VAA, and the principal underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of Lincoln Life, or the financial position of the VAA, or the principal underwriter.

Contents of the Statement of Additional Information (SAI) for Lincoln National Variable Annuity Fund A


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Advertising
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below:



                Statement of Additional Information Request Card
         Lincoln National Variable Annuity Fund A (Individual or Group)




Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity Fund A (Individual or Group).


                                 (Please Print)


Name: -------------------------------------------------------------------------


Address: ----------------------------------------------------------------------


City -------------------------------------------  State --------- Zip ---------


Mail to: The Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801

Lincoln National Variable Annuity Fund A (Individual)
  (Registrant)

The Lincoln National Life Insurance Company
  (Insurance Company)


Statement of Additional Information (SAI)
This SAI should be read in conjunction with the prospectus of Lincoln National Variable Annuity Fund A (Individual) dated _________, 2009. You may obtain a copy of the Fund A (Individual) prospectus on request and without charge. Please write Annuities Customer Service, The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46801-2340, or call 1-800-454-6265.



Table of Contents




Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase and Pricing of Securities Being
Offered                                         B-2


Item                                             Page
Determination of Accumulation and Annuity Unit
Value                                           B-3
Advertising                                     B-3
Additional Services                             B-4
Financial Statements                            B-4

This SAI is not a prospectus.
The date of this SAI is _________, 2009.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm
The financial statements of the VAA, and the consolidated financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.


Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the Fund are maintained by the Company or by third parties responsible to the Fund or the Company. For example, some books, records and other documents are maintained by DMC, the sub-adviser, and the Fund's custodian, Mellon Bank, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258. Some books, records, and other documents are maintained by Mellon Bank, N.A. (the Fund's accounting services provider), 2005 Market Street, 6th Floor, Philadelphia, Pennsylvania 19103 and Delaware Services Company, Inc. ( the Funds' fund accounting and financial administration oversight provider), One Commerce Square, 2005 Market Street, Philadelphia, PA 19103. No separate charge against the assets of the Fund is made by the Company for these services.



Principal Underwriter
Lincoln Financial Distributors ("LFD") serves as Principal Underwriter (the "Principal Underwriter") for the variable annuity contracts as described in the prospectus. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors ("LFA") also an affiliate of ours.

The Principal Underwriter anticipates continuing to accept payments under the contracts, but reserves the right to discontinue accepting such payments. The contracts are no longer being sold. The Prinicipal Underwriter paid approximately $53,436 in 2007; 462,251 in 2006; and $35,892 in 2005 as sales compensation with respect to the contracts. The Principal Underwriter did not retain any underwriting commissions from the sale of the variable annuity contracts during the past three fiscal years.


Purchase and Pricing of Securities Being Offered

Offering to Public; Sales Load
This information is disclosed in the Prospectus.


General Formulas for Determining Value of the Accumulation Unit

The following formulas set out in general terms the computation of the Accumulation Unit value at the close of trading on any day upon which the New York Stock Exchange is open.


                               Investment Income + Capital Gains - Capital Losses -
                                         Taxes
Gross Investment Rate     =
                               Value of Fund at Beginningof Valuation Period
Net Investment Rate       =   Gross Investment Rate - .0000363 (for a one day Valuation
                              Period)
Net Investment Factor     =   Net Investment Rate + 1.00000000
                              Accumulation Unit Value
Accumulation Unit Value   =                                 x   Net Investment Factor
                              on Preceding Valuation Date

Calculation of Accumulation Unit Value Using Hypothetical Example

The above computations may be illustrated by the following hypothetical example. Assume that the value of the assets of the Fund at the beginning of a one day valuation period was $5,000,000; that the value of an Accumulation Unit on that date was $1.135; and that during the valuation period the investment income was $4,000, the net unrealized capital gains were $6,000 and the net realized capital losses were $3,000. Assuming these figures are net after provision for applicable taxes, the value of the assets of the fund at the end of the valuation period, before adding payments received during the period, would thus be $5,007,000 ($5,000,000 plus $4,000 plus $6,000 minus $3,000).

The gross investment rate for the valuation period would be equal to (a) $7,000 ($4,000 plus $6,000 less $3,000) divided by (b) $5,000,000 which produces .14%
(.0014). The net investment rate for the valuation period is determined by deducting .00363% (.0000363) from the gross investment rate, which results in a net investment rate of .13637% (.0013637). The net investment factor for the valuation period would be determined as the net investment rate plus 1.0, or 1.0013637.

The value of the Accumulation Unit at the end of the valuation period would be equal to the value at the beginning of the period ($1.135) multiplied by the net investment factor for the period (1.0013637), which produces $1.1365478.



General Formulas for Determining Dollar Amount of Annuity Payments




                                                             Dollar Amount of First Monthly Payment
Number of Annuity Units   =
                                                 Annuity Unit Value on Date of First Payment
                              Value of Annuity Unit         Factor to                 Net Investment Factor
Annuity Unit Value        =   on Preceding              x   Neutralize            x   for 14th Day Preceding
                              Valuation Date                AIR                       Current Valuation Date
Dollar Amount of                                            Annuity Unit Value
Second and Subsequent     =   Number of Annuity Units   x   for Period in which
Annuity Payment                                             Payment is Due

Calculation of Annuity Payments Using Hypothetical Example

The determination of the Annuity Unit value and the annuity payment may be illustrated by the following hypothetical example. Assume a contractowner or participant at the date of retirement has credited to his individual account 30,000 Accumulation Units, and that the value of an Accumulation Unit on the 14th day preceding the last day of the valuation period in which annuity payments commence was $1.15 producing a total value of his individual account of $34,500. Assume also that the contractowner or participant elects an option for which the table in the variable annuity contract indicates the first monthly payment is $6.57 per $1.000 of value applies; the contractowner's or participant's first monthly payment would thus be 34.5 multiplied by $6.57 or $226.67.

Assume that the Annuity Unit value for the valuation period in which the first payment was due was $1.10. When this is divided into the first monthly payment, the number of Annuity Units represented by that payment is determined to be
206.064. The value of this same number of Annuity Units will be paid in each subsequent month.

Assume further that the net investment factor for the Fund for the 14th day preceding the last day of the valuation period in which the next annuity payment is due is 1.0019. Multiplying this factor by .99990575 (for a one day valuation period) to neutralize the assumed investment rate (AIR) of 3.5% per year built into the number of Annuity Units determined as per above, produces a result of 1.00180557. This is then multiplied by the Annuity Unit value for the valuation period preceding the period in which the next annuity payment is due (assume $1.105) to produce an Annuity Unit value for the current valuation period of $1.10699515.

The current monthly payment is then determined by multiplying the fixed number of Annuity Units by the current Annuity Unit value of 206.064 times $1.10699515, which produces a current monthly payment of $228.11.


Determination of Accumulation and Annuity Unit Value
A description of the days on which the Fund's accumulation unit values will be determined is given in the Prospectus. The New York Stock Exchange is generally closed on New Year's Day, Martin Luther King's birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also be closed on other days.


Advertising
The Lincoln National Life Insurance Company (Lincoln Life) is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the VAA. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis, amounts from the fixed side of the contract into the subaccounts. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the annuity commencement date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or interest adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess applicable surrender charges on those withdrawals. See Charges and other deductions - Surrender charge.


Financial Statements
(To be filed by amendment)

                    Lincoln National Variable Annuity Fund A

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) List of Financial Statements

     1. Part A

     The Table of Condensed Financial Information is included in Part A of this Registration Statement. (To Be Filed by Amendment)

     2. Part B

     The following financial statements for the Variable Account are included in Part B of this Registration Statement: (To Be Filed by Amendment)

     Statement of Assets and Liabilities - December 31, 2008
     Statement of Operations - Year ended December 31, 2008
     Statements of Changes in Net Assets - Years ended December 31, 2008 and
      2007
     Notes to Financial Statements - December 31, 2008
     Report of Independent Registered Public Accounting Firm

     3. Part B

     The following consolidated financial statements for the The Lincoln National Life Insurance Company are included in Part B of this Registration Statement: (To Be Filed by Amendment)

     Consolidated Balance Sheets - Years ended December 31, 2008 and 2007 Consolidated Statements of Income - Years ended December 31, 2008, 2007, and 2006
     Consolidated Statements of Shareholder's Equity - Years ended December 31,
      2008, 2007, and 2006
     Consolidated Statements of Cash Flows - Years ended December 31, 2008,
      2007, and 2006
     Notes to Consolidated Financial Statements - December 31, 2008
     Report of Independent Registered Public Accounting Firm

(b) List of Exhibits for Fund A (Individual)

(1) Separate Account Resolution of the Board of Directors of the Insurance Company authorizing the establishment of the Registrant incorporated herein by reference to Post-Effective Amendment No. 46 (File No. 002-26342) filed on April 28, 1998.

(2) Not Applicable

(3) Principal Underwriting Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. dated May 1, 2007 incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on Form N-4 on December 18, 2007.

(4) Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 46 (File No. 002-26432) filed on April 28, 1998.

(5) Application incorporated herein by reference to Post-Effective Amendment No. 46 (File No. 002-26342) filed on April 28, 1998.

(6) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 24, 1996.

(7) Not Applicable

(8) (a) Form of Fund Participation Agreement between The Lincoln National Life Insurance Company and Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-141769) filed on April 2, 2008.

   (b) Rule 22c-2 Agreement between The Lincoln National Life Insurance
      Company and Lincoln Variable Insurance Products Trust incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-149449) filed on November 26, 2008.

   (c) Form of Accounting and Financial Administration Services Agreement dated October 1, 2007 among Bank of New York Mellon, The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

(9) Opinion and Consent of Counsel as to the legality of securities being issued (To Be Filed by Amendment)

(10) (a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm (To Be Filed by Amendment)

   (b) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

(11) Not Applicable

(12) Not Applicable

(13) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 27 (File No. 333-61554) filed October 24, 2008.

Item 25. Directors and Officers of the Depositor

   The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln National Variable Annuity Fund A as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.


Name                        Positions and Offices with Depositor
-------------------------   -------------------------------------------------------------
Michael J. Burns****        Senior Vice President
Kelly D. Clevenger*         Vice President
Frederick J. Crawford**     Chief Financial Officer and Director
Larry A. Samplatsky***      Vice President and Chief Compliance Officer
Dennis R. Glass**           President and Director
Mark E. Konen****           Senior Vice President and Director
See Yeng Quek*****          Senior Vice President, Chief Investment Officer and Director
Keith J. Ryan*              Vice President and Director
Dennis L. Schoff**          Senior Vice President and General Counsel
Rise' C.M. Taylor*          Treasurer and Vice President
C. Suzanne Womack**         Secretary and Second Vice President

    * Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802
   ** Principal business address is Radnor Financial Center, 150 Radnor Chester
        Road, Radnor, PA 19087
  *** Principal business address is 350 Church Street, Hartford, CT 06103
 **** Principal business address is 100 North Greene Street, Greensboro, NC
        27401
***** Principal business address is One Commerce Square, 2005 Market Street,
        39th Floor, Philadelphia, PA 19103-3682

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

     See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27. Number of Contractowners

As of November 30, 2008 there were 675 contract owners under Account Fund A.

Item 28. Indemnification

     (a) Brief description of indemnification provisions.

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6{B} hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. ("LFD") currently serves as Principal Underwriter for: Lincoln National Variable Annuity Fund A (Group & Individual); Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                       Positions and Offices with Underwriter
------------------------   --------------------------------------------
Dennis R. Glass*           Interim President and Director
David M. Kittredge*        Senior Vice President
Randal J. Freitag*         Vice President and Treasurer
Patrick J. Caulfield**     Vice President and Chief Compliance Officer
Frederick J. Crawford*     Director
Keith J. Ryan***           Vice President and Chief Financial Officer
Marilyn K. Ondecker***     Secretary

  * Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
 ** Principal Business address is 350 Church Street, Hartford, CT 06103
*** Principal Business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

     (c) N/A

Item 30. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

(d) Lincoln Life hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

Item 33.

For contracts sold in connection with the Texas Optional Retirement Program, Registrant is relying on Rule 6c-7 and represents that paragraphs (a) through
(d) of that rule have been complied with.

                                   SIGNATURES

a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Post-Effective Amendment No. 61 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 16th day of January, 2009.


      Lincoln National Variable Annuity Fund A (Registrant)
      By:   /s/ Kevin J. Adamson
            ------------------------------------
            Kevin J. Adamson
            Second Vice President, The Lincoln National Life Insurance Company
            (Title)

      THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
      (Insurance Company)
      By:   /s/ Kelly D. Clevenger
            ------------------------------------
            Kelly D. Clevenger
            (Signature-Officer of Insurance Company)
            Vice President, The Lincoln National Life Insurance Company
            (Title)


(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on January 16, 2009.


Signature                         Title
*                                 President and Director
------------------------------    (Principal Executive Officer)
Dennis R. Glass
*                                 Chief Financial Officer and Director
------------------------------    (Principal Accounting Officer and Principal Financial Officer)
Frederick J. Crawford
*                                 Senior Vice President
------------------------------
Michael J. Burns
*                                 Senior Vice President and Director
------------------------------
Mark E. Konen
*                                 Vice President and Director
------------------------------
Keith J. Ryan
*                                 Senior Vice President, Chief Investment Officer and Director
------------------------------
See Yeng Quek

*By:/s/ Kelly D. Clevenger        Pursuant to a Power of Attorney
 ---------------------------
  Kelly D. Clevenger